Exhibit 99.1

Global Brass and Copper Holdings Acquires Alumet

Schaumburg, IL. -- November 1, 2017 -- A.J. Oster, LLC, a subsidiary of Global Brass and Copper Holdings, Inc., (NYSE:BRSS) (“A.J. Oster” or the “Company”), announces that it has acquired the business of Unimet Metal Supply Inc., which includes Alumet Supply (together “Alumet”), for approximately $42 million in cash. Founded in 1989 and headquartered in Parsippany, N.J., Alumet is an industry leading non-ferrous metals service center that provides coated aluminum, aluminum, copper and brass sheet, and strip products to the building and housing and transportation markets through its cut to length, slitting, and coating capabilities.

A.J. Oster acquired substantially all of Alumet’s assets to expand A. J. Oster’s product portfolio to include aluminum sheet and strip in addition to leveraging A.J. Oster’s presence in the copper and brass strip industry. This acquisition also expands A.J. Oster’s geographic presence into the South and Southeast through Alumet’s facilities in Atlanta and Texas while also providing additional outlets for Alumet’s products through A.J. Oster’s facilities in the Chicago area and Mexico.

“This transaction marks a significant step in Global Brass and Copper’s strategic efforts to profitably grow through acquisition, and we are excited about adding Alumet to our company,” said John Wasz, Chief Executive Officer of Global Brass and Copper. “We have diligently searched for acquisition opportunities that are financially and strategically attractive. We expect Alumet to be accretive to our earnings and provide increased returns to shareholders. This acquisition is an important addition to A.J. Oster as it expands our geographic presence in targeted regions, strengthens our position in the aluminum market, and enhances our position as a market leader in the non-ferrous metals distribution business.”

Kevin Bense, President of A.J. Oster, stated, “We are excited about the synergies this acquisition brings to A.J. Oster to generate profitable growth. We look forward to working with the Alumet leadership team and employees to integrate these businesses over the coming months.”

Global Brass and Copper’s management team will discuss the transaction in more detail during the third quarter earnings call, scheduled for Friday, November 3, 2017 at 9:00 AM Central Time.

About Global Brass and Copper
Global Brass and Copper Holdings, Inc. through our wholly-owned principal operating subsidiary, Global Brass and Copper, Inc., is a leading, value-added converter, fabricator, processor and distributor of specialized non-ferrous products in North America. We engage in metal melting and casting, rolling, drawing, extruding, welding and stamping to fabricate finished and semi-finished alloy products from processed scrap, virgin metals and other refined metals. Our products include a wide range of sheet, strip, foil, rod, tube and fabricated metal component products that we sell under the Olin Brass, Chase Brass and A.J. Oster brand names. Our products are used in a variety of applications across diversified markets, including the building and housing, munitions, automotive, transportation, coinage, electronics/electrical components, industrial machinery and equipment and general consumer markets.

CONTACT:	Christopher J. Kodosky
Global Brass and Copper Holdings, Inc.
Chief Financial Officer
(847) 240-4700

Mark Barbalato
FTI Consulting
(212) 850-5707

Cautionary Statement Concerning Forward-Looking Statements

This press release contains “forward-looking statements” that involve risks and uncertainties. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “projects,” “may,” “would,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “anticipates” or similar expressions that relate to our strategy, plans or intentions. All statements the Company makes relating to its estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results or to its expectations regarding future industry trends are forward-looking statements. In addition, the Company, through its senior management, from time to time makes or may make forward-looking public statements concerning its expected future operations and performance and other developments. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may change at any time, and, therefore, the Company’s actual results may differ materially from those that it expected. The Company derives many of its forward-looking statements from its operating budgets and forecasts, which are based upon many detailed assumptions. While the Company believes that its assumptions are reasonable, the Company cautions that it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect the Company’s actual results. Actual results may differ materially from these expectations due to various risks and uncertainties, including: the impact of our indebtedness; the effect of our ability to borrow money; our ability to implement our business strategies, including acquisition activities; our ability to continue implementing our balanced book approach to substantially reduce the impact of fluctuations in metal prices on our earnings and operating margins; shrinkage from processing operations and metal price fluctuations, particularly copper; the condition of various markets in which our customers operate, including the housing and commercial construction industries; our ability to maintain business relationships with our customers on favorable terms; the impact of a loss in customer volume or demand or a shift by customers of their manufacturing or sourcing offshore;

our ability to compete effectively with existing and new competitors; the effects of industry consolidation or competition in our business lines; operational factors affecting the ongoing commercial operations of our facilities, including technology failures, regulatory approvals, permit issues, unscheduled blackouts, outages or repairs or unanticipated changes in energy costs; supply, demand, prices and other market conditions for our products; our ability to accommodate increases in production to meet demand for our products; government regulations relating to our products and services, including proposed EPA regulations regarding the registration and marketing of bactericidal copper products; our ability to maintain effective internal control over financial reporting; our ability to realize the planned cost savings and efficiency gains as part of our various initiatives; workplace safety issues; our ability to retain key employees; adverse developments in our relationship with our employees or the future terms of our collective bargaining agreements; rising employee medical costs; our ability to maintain the confidentiality of our proprietary information, to protect the validity, enforceability or scope of our intellectual property rights and manage litigation regarding our intellectual property rights; fluctuations in interest rates; and restrictive covenants in our indebtedness that may adversely affect our operational flexibility.

More detailed information about these and other risks and uncertainties are contained in the Company’s filings with the Securities and Exchange Commission, including under “Risk Factors” and elsewhere in our Annual Report on Form 10-K filed with the Securities and Exchange Commission and our reports filed with the Securities and Exchange Commission from time-to-time, including Quarterly Reports on Form 10-Q, copies of which may be obtained by visiting the Company’s Investor Relations website at http://ir.gbcholdings.com or the SEC’s website at www.sec.gov. All forward-looking information in this press release is expressly qualified in its entirety by these cautionary statements. All forward-looking statements contained in this press release are based upon information available to the Company on the date of this press release.

In addition, the matters referred to in the forward-looking statements contained in this press release may not in fact occur. Accordingly, investors should not place undue reliance on those statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

3